SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of Earliest Event Reported): June 30, 1998



                       U.S. AUTOMOTIVE MANUFACTURING, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                    0-20436                    65-0309477
(State or other jurisdiction        (Commission               (I.R.S. Employer
   of incorporation)                File Number)             Identification No.)



             Route 627, Airport Drive, Tappahannock, Virginia 22560
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (804) 443-5356



--------------------------------------------------------------------------------
           Former name or former address, if changed since last report




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Item 9. Sales of Equity Securities Pursuant to Regulation S.

     On June 30, 1998, U.S. Automotive Manufacturing, Inc. (the "Company") sold to persons qualifying as "Non-U.S. Persons" (as such term is defined in Reg S, as herein defined) its 8% Redeemable Convertible Debentures (each a "Debenture"), in the aggregate principal amount of $2,250,000, in reliance upon the exemption from registration afforded by Regulation S ("Regulation S") promulgated under the Securities Act of 1933, as amended (the "Act"). The Debentures are unsecured obligations of the Company and there is no sinking fund applicable thereto.

     Each Debenture sold matures on December 31, 2000 (the "Maturity Date"), at which date the Debenture will be mandatorily convertible into shares (the "Conversion Shares") of common stock, par value $.001 per share, of the Company (the "Common Stock"). The Debentures will also be convertible at any time, at the option of the holder (the "Conversion Date"), into Conversion Shares. The conversion price (the "Conversion Price") of the Debentures on the Maturity Date or any Conversion Date will be equal to 80% of the average closing bid price of the shares of Common Stock as quoted on the Nasdaq SmallCap Market for the five
(5) trading days immediately preceding the Conversion Date. Notwithstanding the foregoing, the Company is not obligated to issue more than 3,144,900 Conversion Shares (the "Maximum Conversion Share Allotment") upon the conversion of the Debentures.

     In the event of a stock dividend, recapitalization, reorganization, merger, consolidation, subdivision, combination or reclassification of shares of the Company's Common Stock, or any other change in the corporate structure or shares of the Company's Common Stock, prior to the conversion of the Debentures, the Company will make such adjustment as is necessary to give the holder of the Debentures substantially the same rights as the holder of the Debentures had immediately prior to the occurrence of such event.

     Each Debenture bears an initial interest rate of 8% per annum (subject to increase under certain circumstances), which interest is payable (i) in the event of conversion of the Debentures, in cash or shares of Common Stock, at the option of the Company on the Conversion Date or (ii) in the event of redemption of the Debenture, in cash on the Redemption Date (as herein defined). In the event that on or before January 1, 1999 the Conversion Shares are not covered by a registration statement filed with the Securities and Exchange Commission ("SEC"), the interest rate on the Debentures will increase to 20% per annum until the Debentures are redeemed or converted or the Company has issued the Maximum Conversion Share Allotment. Moreover, if upon conversion of the Debentures the Company would otherwise issue shares of Common Stock in excess of the Maximum

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Conversion Share Allotment, the interest rate on the Debentures will, effective as of the issuance of the Maximum Conversion Share Allotment, increase to 25% per annum with respect to that portion of the Debentures not converted by reason of the issuance of the Maximum Conversion Share Allotment, until the Debentures are either redeemed by the Company or the Company has obtained stockholder authorization to issue additional shares for use in lieu of a cash redemption of Debentures. Upon stockholder authorization of additional shares of Common Stock, the interest rate will revert to 8% per annum. So long as the Company has timely filed a proxy statement with the SEC for the issuance of additional shares of Common Stock and is proceeding diligently to obtain such authorization, then the 25% interest rate will be applied effective as of the date of issuance of the Maximum Conversion Share Allotment. In the event that the Company fails to file such proxy statement within ten (10) days of the issuance of the Maximum Conversion Share Allotment, then the Company shall be penalized by the retroactive application of the 25% interest rate, effective as of June 30, 1998.

     The Company may redeem the Debentures at any time, upon 30 days prior written notice as to redemptions made, or upon three days notice for redemption pursuant to (iii) hereof (a "Redemption Notice"), at a redemption price equal to
(i) 110% of the principal amount of, plus accrued interest on, the Debentures, prior to August 29, 1998; (ii) 125% of the principal amount of, plus accrued interest on, the Debentures, commencing on August 30, 1998; or (iii) 100% of the principal amount of, plus accrued interest on, the Debentures in the event that the Company shall have issued the Maximum Conversion Share Allotment.

     In the event that the Company issues the Maximum Conversion Share Allotment, the Company has agreed to seek authorization to issue additional shares for use in lieu of the cash redemption of Debentures. The failure of the Company to undertake to obtain such authorization within 10 days of the issuance of the Maximum Conversion Share Allotment by filing a proxy statement with the SEC or, under certain circumstances, to obtain such authorization after holding a meeting of the shareholders constitutes an event of default under the Debenture.

     In addition, if the Company redeems the Debentures any time after the Company has issued the Maximum Conversion Share Allotment, the Company has also agreed to issue to the holders of the Debentures to be redeemed a number of warrants (the "Redemption Warrants") equal to one-half of the principal amount of Debentures to be redeemed. If issued, the Redemption Warrants will be exercisable for a period of five years from the date of issuance at an exercise price equal to either (i) the greater of (A) $1.00 per share; (B) 115% of the average of the closing bid price of the Common Stock for the five trading days immediately preceding the Redemption Date or (ii) in the event that an

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exercise price under alternative (i) is determined by Nasdaq to be an issuance below the then current market price within the meaning of NASD Rule 4310(c)(25)(H) (or any successor rule), the exercise price will be equal to the closing bid price of the Common Stock on June 30, 1998 and the number of Warrant Shares issuable will be subject to adjustment as provided in the Redemption Warrant.

     If issued, the Redemption Warrants will be redeemable by the Company upon notice of not less than 30 days, at a price of $.05 per Redemption Warrant but only to the extent that the shares of Common Stock underlying the Redemption Warrants are transferable either pursuant to an effective registration statement or pursuant to Rule 144 of the Act and the closing bid price of the Common Stock on all 15 trading days ending on the day on which the Company gives notice has been at least 150% of the then effective exercise price of the Redemption Warrants. The Redemption Warrants will be exercisable either on a cash or "cashless" basis and the holders will have certain registration rights with respect to the shares of Common Stock issuable upon exercise of the Redemption Warrants.

     The Company has also agreed, at its expense, to (i) file with the SEC on or before August 29, 1998, a registration statement covering the issuance by the Company of the Conversion Shares and (ii) use its reasonable best efforts to cause such registration statement to be declared effective under the Act as soon as possible thereafter.

     The Company has also agreed to grant certain registration rights with respect to the holders of any Redemption Warrants that may be issued.

     BLH, Inc. acted as the placement agent in connection with the offering of the Debentures pursuant to Reg S, for which it received an agency fee (including all reasonable expenses of counsel) in the amount of twelve percent (12%) per Debenture.



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Item 7.  Exhibits

         (a) - (b)         Not applicable

         (c)               (1)      Form of Debenture

                           (2)      Form of Redemption Warrant

                           (3)      Form of Registration Rights Agreement




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             U.S. AUTOMOTIVE MANUFACTURING, INC.



                                             By: /s/ John W. Kohut
                                                --------------------------------
                                                John W. Kohut,
                                                Chairman of the Board

Date:  July 28, 1998


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